EXHIBIT 24
POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Greenville Federal Financial Corporation (the “Corporation”), and/or Greenville Federal Savings and Loan Association (“Greenville Federal”), hereby constitutes and appoints David M. Kepler or Susan J. Allread as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to (i) sign the Registration Statement on Form SB-2 for the registration of certain common shares of the Corporation, to be filed by the Corporation with the Securities and Exchange Commission, and any amendments thereto, and to file the same, with all exhibits, and other documents in connection therewith with the Securities and Exchange Commission; and (ii) sign the Notice of Mutual Holding Company Reorganization on Form MHC-1, the Application for Approval of a Minority Stock Issuance by a Stock Holding Company Subsidiary of a Mutual Holding Company on Form MHC-2 and a Form H-(e)1 Application for the reorganization of Greenville Federal into the mutual holding company form of organization, to be filed with the Office of Thrift Supervision, and any amendments thereto, and to file the same, with all exhibits, and other documents in connection therewith with the Office of Thrift Supervision; granting unto said attorneys-in-fact and agents or substitutes full power and authority to do and perform each and every thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or substitutes may lawfully do or cause to be done by virtue hereof.
          This Power of Attorney shall be valid until such time as it is revoked by the undersigned in writing.
          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of this 20th day of June, 2005.

Signature:	/s/ David Feltman

Print Name:	David Feltman

Capacity:	Director

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Greenville Federal Financial Corporation (the “Corporation”), and/or Greenville Federal Savings and Loan Association (“Greenville Federal”), hereby constitutes and appoints David M. Kepler or Susan J. Allread as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to (i) sign the Registration Statement on Form SB-2 for the registration of certain common shares of the Corporation, to be filed by the Corporation with the Securities and Exchange Commission, and any amendments thereto, and to file the same, with all exhibits, and other documents in connection therewith with the Securities and Exchange Commission; and (ii) sign the Notice of Mutual Holding Company Reorganization on Form MHC-1, the Application for Approval of a Minority Stock Issuance by a Stock Holding Company Subsidiary of a Mutual Holding Company on Form MHC-2 and a Form H-(e)1 Application for the reorganization of Greenville Federal into the mutual holding company form of organization, to be filed with the Office of Thrift Supervision, and any amendments thereto, and to file the same, with all exhibits, and other documents in connection therewith with the Office of Thrift Supervision; granting unto said attorneys-in-fact and agents or substitutes full power and authority to do and perform each and every thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or substitutes may lawfully do or cause to be done by virtue hereof.
          This Power of Attorney shall be valid until such time as it is revoked by the undersigned in writing.
          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of this 20th day of June, 2005.

Signature:	/s/ George S. Luce, Jr.

Print Name:	George S. Luce, Jr.

Capacity:	Director

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Greenville Federal Financial Corporation (the “Corporation”), and/or Greenville Federal Savings and Loan Association (“Greenville Federal”), hereby constitutes and appoints David M. Kepler or Susan J. Allread as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to (i) sign the Registration Statement on Form SB-2 for the registration of certain common shares of the Corporation, to be filed by the Corporation with the Securities and Exchange Commission, and any amendments thereto, and to file the same, with all exhibits, and other documents in connection therewith with the Securities and Exchange Commission; and (ii) sign the Notice of Mutual Holding Company Reorganization on Form MHC-1, the Application for Approval of a Minority Stock Issuance by a Stock Holding Company Subsidiary of a Mutual Holding Company on Form MHC-2 and a Form H-(e)1 Application for the reorganization of Greenville Federal into the mutual holding company form of organization, to be filed with the Office of Thrift Supervision, and any amendments thereto, and to file the same, with all exhibits, and other documents in connection therewith with the Office of Thrift Supervision; granting unto said attorneys-in-fact and agents or substitutes full power and authority to do and perform each and every thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or substitutes may lawfully do or cause to be done by virtue hereof.
          This Power of Attorney shall be valid until such time as it is revoked by the undersigned in writing.
          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of this 20th day of June, 2005.

Signature:	/s/ Richard J. O’Brien

Print Name:	Richard J. O’Brien

Capacity:	Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Greenville Federal Financial Corporation (the “Corporation”), and/or Greenville Federal Savings and Loan Association (“Greenville Federal”), hereby constitutes and appoints David M. Kepler or Susan J. Allread as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to (i) sign the Registration Statement on Form SB-2 for the registration of certain common shares of the Corporation, to be filed by the Corporation with the Securities and Exchange Commission, and any amendments thereto, and to file the same, with all exhibits, and other documents in connection therewith with the Securities and Exchange Commission; and (ii) sign the Notice of Mutual Holding Company Reorganization on Form MHC-1, the Application for Approval of a Minority Stock Issuance by a Stock Holding Company Subsidiary of a Mutual Holding Company on Form MHC-2 and a Form H-(e)1 Application for the reorganization of Greenville Federal into the mutual holding company form of organization, to be filed with the Office of Thrift Supervision, and any amendments thereto, and to file the same, with all exhibits, and other documents in connection therewith with the Office of Thrift Supervision; granting unto said attorneys-in-fact and agents or substitutes full power and authority to do and perform each and every thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or substitutes may lawfully do or cause to be done by virtue hereof.
     This Power of Attorney shall be valid until such time as it is revoked by the undersigned in writing.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of this 20th day of June, 2005.

Signature:	/s/ Eunice F. Steinbrecher

Print Name:	Eunice F. Steinbrecher

Capacity:	Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Greenville Federal Financial Corporation (the “Corporation”), and/or Greenville Federal Savings and Loan Association (“Greenville Federal”), hereby constitutes and appoints David M. Kepler or Susan J. Allread as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to (i) sign the Registration Statement on Form SB-2 for the registration of certain common shares of the Corporation, to be filed by the Corporation with the Securities and Exchange Commission, and any amendments thereto, and to file the same, with all exhibits, and other documents in connection therewith with the Securities and Exchange Commission; and (ii) sign the Notice of Mutual Holding Company Reorganization on Form MHC-1, the Application for Approval of a Minority Stock Issuance by a Stock Holding Company Subsidiary of a Mutual Holding Company on Form MHC-2 and a Form H-(e)1 Application for the reorganization of Greenville Federal into the mutual holding company form of organization, to be filed with the Office of Thrift Supervision, and any amendments thereto, and to file the same, with all exhibits, and other documents in connection therewith with the Office of Thrift Supervision; granting unto said attorneys-in-fact and agents or substitutes full power and authority to do and perform each and every thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or substitutes may lawfully do or cause to be done by virtue hereof.
     This Power of Attorney shall be valid until such time as it is revoked by the undersigned in writing.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of this 20th day of June, 2005.

Signature:	/s/ James W. Ward

Print Name:	James W. Ward

Capacity:	Director, Chairman of the Board

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Greenville Federal Financial Corporation (the “Corporation”), and/or Greenville Federal Savings and Loan Association (“Greenville Federal”), hereby constitutes and appoints David M. Kepler or Susan J. Allread as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to (i) sign the Registration Statement on Form SB-2 for the registration of certain common shares of the Corporation, to be filed by the Corporation with the Securities and Exchange Commission, and any amendments thereto, and to file the same, with all exhibits, and other documents in connection therewith with the Securities and Exchange Commission; and (ii) sign the Notice of Mutual Holding Company Reorganization on Form MHC-1, the Application for Approval of a Minority Stock Issuance by a Stock Holding Company Subsidiary of a Mutual Holding Company on Form MHC-2 and a Form H-(e)1 Application for the reorganization of Greenville Federal into the mutual holding company form of organization, to be filed with the Office of Thrift Supervision, and any amendments thereto, and to file the same, with all exhibits, and other documents in connection therewith with the Office of Thrift Supervision; granting unto said attorneys-in-fact and agents or substitutes full power and authority to do and perform each and every thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or substitutes may lawfully do or cause to be done by virtue hereof.
          This Power of Attorney shall be valid until such time as it is revoked by the undersigned in writing.
          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of this 20th day of June, 2005.

Signature:	/s/ David R. Wolverton

Print Name:	David R. Wolverton

Capacity:	Director

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of Greenville Federal Financial Corporation (the “Corporation”), and/or Greenville Federal Savings and Loan Association (“Greenville Federal”), hereby constitutes and appoints David M. Kepler or James W. Ward as her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities to (i) sign the Registration Statement on Form SB-2 for the registration of certain common shares of the Corporation, to be filed by the Corporation with the Securities and Exchange Commission, and any amendments thereto, and to file the same, with all exhibits, and other documents in connection therewith with the Securities and Exchange Commission; and (ii) sign the Notice of Mutual Holding Company Reorganization on Form MHC-1, the Application for Approval of a Minority Stock Issuance by a Stock Holding Company Subsidiary of a Mutual Holding Company on Form MHC-2 and a Form H-(e)1 Application for the reorganization of Greenville Federal into the mutual holding company form of organization, to be filed with the Office of Thrift Supervision, and any amendments thereto, and to file the same, with all exhibits, and other documents in connection therewith with the Office of Thrift Supervision; granting unto said attorneys-in-fact and agents or substitutes full power and authority to do and perform each and every thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or substitutes may lawfully do or cause to be done by virtue hereof.
          This Power of Attorney shall be valid until such time as it is revoked by the undersigned in writing.
          IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of this 20th day of June, 2005.

Signature:	/s/ Susan J. Allread

Print Name:	Susan J. Allread

Capacity:	Chief Financial Officer and Secretary of Greenville Federal Financial Corporation
Chief Financial Officer, Secretary, Vice President and Compliance Officer of Greenville Federal Savings and Loan Association